SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                      ____________________


                             FORM 8-K

                           CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)     June 26, 2001



                      DATRON SYSTEMS INCORPORATED
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           (Exact name of registrant as specified in its charter)


 Delaware                 0-7445                     95-2582922
 ___________________________________________________________________________
(State or other      (Commission File No.)        (I.R.S. Employer
jurisdiction of                                  Identification No.)
incorporation)



                        3030 Enterprise Court
                        Vista, California 92083
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             (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (760) 734-5454




Item 5.  Other Events.

Merger Agreement with The Titan Corporation
-------------------------------------------
On June 25, 2001, Datron Systems Incorporated (the "Registrant") announced that it had entered into an agreement and plan of merger and reorganization (the "Merger Agreement") with The Titan Corporation ("Titan") and GEM Acquisition Corp. ("Merger Sub"). Attached hereto as Exhibit 99.10 is the text of the press release issued by the Registrant on June 25, 2001 announcing the transactions contemplated by the Merger Agreement.

On June 26, 2001, Victor A. Hebert, legal counsel to Datron Systems Incorporated, responded to the June 25, 2001 letter from Frank C. Lanza, chairman and chief executive officer of L-3 Communications, to George M. Ball of Philpott Ball & Werner. A copy of Mr. Hebert's letter and other correspondence relevant to this matter are attached hereto as Exhibits 99.11, 99.12, 99.13, 99.14 and 99.15.


Item 7.  Exhibits.

         99.10  Press release issued by Registrant on June 25, 2001

         99.11  Letter from Victor A. Hebert to Frank Lanza dated
                June 26, 2001.

         99.12  Letter from Frank C. Lanza to George M. Ball dated
                June 25, 2001.

         99.13  Letter from George M. Ball to Frank C. Lanza dated
                June 13, 2001.

         99.14  Letter from Frank C. Lanza to David A. Derby dated
                June 11, 2001.

         99.15  Letter from Duncan Soukup to Datron Systems
                Board of Directors dated May 31, 2001, including an attached letter from Frank C. Lanza to C. Duncan Soukup dated May 30, 2001.



[REST OF PAGE INTENTIONALLY LEFT BLANK]



                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                  DATRON SYSTEMS INCORPORATED



                                  By:     WILLIAM L. STEPHAN
                                  Name:   WILLIAM L. STEPHAN
                                  Title:  Vice President and
                                          Chief Financial Officer

Date:  June 26, 2001